EXHIBIT 99.1

RealPage Reports Q2 2011 Financial Results

  2011 Q2 Non-GAAP total revenue increases 38.1% to $61.9 million
  2011 Q2 adjusted EBITDA increases 72.4% to $13.7 million
  2011 Q2 Non-GAAP earnings per share increases 125.0% to $0.09 per diluted share
  Completes acquisition of SeniorLiving.Net

CARROLLTON, Texas, Aug. 4, 2011 (GLOBE NEWSWIRE) -- RealPage, Inc. (Nasdaq:RP), a leading provider of on demand software and software-enabled services to the rental housing industry, today announced financial results for its second quarter ended June 30, 2011.

Steve Winn, chairman and CEO of RealPage, said, "Our financial performance continues to be strong with revenue and profits growing significantly compared to the second quarter of 2010. We completed the acquisition of SeniorLiving.Net, an Internet lead generation and placement network for the senior housing market, which we expect to increase our total addressable market to approximately $6.6 billion."

Second Quarter 2011 Financial Highlights

  Non-GAAP total revenue was $61.9 million, an increase of 38.1% year-over-year;
  Non-GAAP on demand revenue was $57.3 million, an increase of 42.9% year-over-year;
  Adjusted EBITDA was $13.7 million, an increase of 72.4% year-over-year;
  Non-GAAP net income was $6.2 million, or $0.09 per diluted share, a year-over-year increase of 162.9% and 125.0%, respectively;
  GAAP net income attributable to common stockholders was $0.3 million, or $0.00 per diluted share, a year-over-year increase of 134.9% and 100.0%, respectively; and
  Net cash provided by operating activities was $10.0 million, a $9.0 million increase year-over-year.

SeniorLiving.Net

As previously announced on July, 29, 2011, RealPage, Inc. acquired SeniorLiving.Net ("SLN") for $4.5 million in cash with the potential to earn additional consideration upon achieving future financial targets through June 2014.

SLN helps families with aging parents find senior care providers that can address their care needs, desired location and budget. The service is no cost to the families. SLN provides each family with a skilled Care Advisor familiar with the local market to help them through the process. SLN generates leads through over 200 websites and affiliates that provide information to families. Care Advisors work with the family to create a care profile that is then matched with the communities in their area that meet their care and budget needs. Today, nearly 2,700 senior living communities are qualified to receive leads from SLN.

SeniorLiving.Net's trailing 12 months results show revenue of less than $1.0 million and an operating loss. The Company expects SLN to contribute immaterially to its full year revenue and profit performance for the 12 months ended December 31, 2011. The Company also estimates that the total addressable market for lead generation and placement services in the independent and assisted living market is at least $800 million annually.

Financial Outlook

RealPage management expects to achieve the following results during its third quarter ended September 30, 2011:

  Non-GAAP total revenue is expected to be in the range of $65.7 million to $66.7 million;
  Adjusted EBITDA is expected to be in the range of $15.0 million to $15.5 million;
  Non-GAAP net income is expected to be in the range of $6.6 million to $6.9 million, or $0.09 to $0.10 per diluted share;
  Tax rate of approximately 40.0%; and
  Weighted average shares outstanding of approximately 73.0 million.

RealPage management expects to achieve the following results during its calendar year ended December 31, 2011:

  Non-GAAP total revenue is expected to be in the range of $255.0 million to $259.0 million;
  Adjusted EBITDA is expected to be in the range of $57.0 million to $60.0 million;
  Non-GAAP net income is expected to be in the range of $25.3 million to $27.1 million, or $0.35 to $0.37 per diluted share;
  Tax rate of approximately 40.0%; and
  Full year weighted average shares outstanding of approximately 72.4 million.

Please note that the above statements are forward-looking and that Non-GAAP total revenue includes an adjustment for the effect of deferred revenue from acquired companies that is required to be written down for GAAP purposes under purchase accounting rules. In addition, the above statements also include the impact of SeniorLiving.Net and exclude any potential costs resulting from the Yardi Systems litigation. Actual results may differ materially. Please reference the information under the caption "Non-GAAP Financial Measures" as part of this press release.

Conference Call and Webcast

The Company will host a conference call today at 5:00 p.m. EDT to discuss its financial results. Participants are encouraged to listen to the presentation via a live web broadcast at www.realpage.com on the Investor Relations section. In addition, a live dial-in is available domestically at 866-743-9666 and internationally at 760-298-5103. A replay will be available at 855-859-2056 or 404-537-3406, passcode 85808997, until August 14, 2011.

About RealPage

Located in Carrollton, Texas, a suburb of Dallas, RealPage provides on demand (also referred to as "Software-as-a-Service" or "SaaS") products and services to apartment communities and single family rentals across the United States. Its six on demand product lines include OneSite® property management systems that automate the leasing, renting, management, and accounting of conventional, affordable, tax credit, student living, senior living and military housing properties; Level One® and CrossFire® that enable owners to originate, syndicate, manage and capture leads more effectively and at less overall cost; YieldStar® asset optimization systems that enable owners and managers to optimize rents to achieve the overall highest yield, or combination of rent and occupancy, at each property; Velocity™ billing and utility management services that increase collections and reduce delinquencies; LeasingDesk® risk mitigation systems that are designed to reduce a community's exposure to risk and liability; OpsTechnology® spend management systems that help owners manage and control operating expenses and Compliance Depot™ vendor management and qualification services to assist a community in managing its compliance vendor program. Supporting this family of SaaS products is a suite of shared cloud services including electronic payments, document management, decision support and learning. Through its Propertyware subsidiary, RealPage also provides software and services to single-family rentals and low density, centrally-managed multifamily housing. For more information, call 1-87-REALPAGE or visit www.realpage.com.

The RealPage, Inc. logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=8531

About SeniorLiving.Net

SeniorLiving.Net is dedicated to helping families find the senior care provider that best meets their needs. The service is no cost to the families. SeniorLiving.Net provides each family with a skilled Care Advisor familiar with the local market to help them through the process. Whether they need Assisted Living, Dementia Care, Independent Living, Adult Day Services or Home Care, SeniorLiving.Net recommends care providers in their area. For more information, visit www.SeniorLiving.Net or call at (866) 342-4297.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains "forward-looking" statements relating to RealPage, Inc.'s expected, possible or assumed future results of operations, tax rates, shares outstanding, capital expenditures, potential growth, litigation and plans to expand market share as well as market performance, opportunities and developments. These forward-looking statements are based on management's beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements that are not historical facts and may be identified by terms such as "expects," "believes," "plans" or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the following: (a) the possibility that general economic conditions or uncertainty cause information technology spending, particularly in the rental housing industry, to be reduced or purchasing decisions to be delayed; (b) an increase in customer cancellations; (c) the inability to increase sales to existing customers and to attract new customers; (d) litigation; (e) RealPage, Inc.'s failure to integrate acquired businesses, including Domin-8, Level One, Compliance Depot, SeniorLiving.Net and any future acquisitions successfully; (f) the timing and success of new product introductions by RealPage, Inc. or its competitors; (g) changes in RealPage, Inc.'s pricing policies or those of its competitors; and (h) such other risks and uncertainties described more fully in documents filed with or furnished to the Securities and Exchange Commission ("SEC"), including RealPage's Quarterly Report on Form 10-Q filed with SEC on May 9, 2011. All information provided in this release is as of the date hereof and RealPage, Inc. undertakes no duty to update this information except as required by law.

Non-GAAP Financial Measures

This press release contains non-GAAP financial measures. These measures differ from GAAP in that they exclude amortization of intangible assets, stock-based compensation expenses, costs related to the Yardi Systems litigation, acquisition-related deferred revenue adjustments, and acquisition related expenses (including any purchase accounting adjustments). Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP measures used in this press release are included at the end of this release.

We define Adjusted EBITDA as net (loss) income plus acquisition-related deferred revenue adjustment, depreciation and asset impairment, amortization of intangible assets, net interest expense, income tax expense (benefit), stock-based compensation expense, costs related to the Yardi Systems litigation and acquisition-related expense.

We believe that the use of Adjusted EBITDA is useful to investors and other users of our financial statements in evaluating our operating performance because it provides them with an additional tool to compare business performance across companies and across periods. We believe that:

  Adjusted EBITDA provides investors and other users of our financial information consistency and comparability with our past financial performance, facilitates period-to-period comparisons of operations and facilitates comparisons with our peer companies, many of which use similar non-GAAP financial measures to supplement their GAAP results; and
  it is useful to exclude certain non-cash charges, such as depreciation and asset impairment, amortization of intangible assets and stock-based compensation and non-core operational charges, such as acquisition-related expense and costs related to the Yardi Systems litigation, from Adjusted EBITDA because the amount of such expenses in any specific period may not directly correlate to the underlying performance of our business operations and these expenses can vary significantly between periods as a result of new acquisitions, full amortization of previously acquired tangible and intangible assets or the timing of new stock-based awards, as the case may be.

We use Adjusted EBITDA in conjunction with traditional GAAP operating performance measures as part of our overall assessment of our performance, for planning purposes, including the preparation of our annual operating budget, to evaluate the effectiveness of our business strategies and to communicate with our board of directors concerning our financial performance.

We do not place undue reliance on Adjusted EBITDA as our only measure of operating performance. Adjusted EBITDA should not be considered as a substitute for other measures of liquidity or financial performance reported in accordance with GAAP. There are limitations to using non-GAAP financial measures, including that other companies may calculate these measures differently than we do, that they do not reflect our capital expenditures or future requirements for capital expenditures and that they do not reflect changes in, or cash requirements for, our working capital. We compensate for the inherent limitations associated with using Adjusted EBITDA measures through disclosure of these limitations, presentation of our financial statements in accordance with GAAP and reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure, net (loss) income.

Condensed Consolidated Statements of Operations
For the Three and Six Months Ended June 30, 2011 and 2010
(unaudited, in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
Revenue:
On demand	$ 57,039	$ 40,089	$ 109,976	$ 77,296
On premise	1,628	2,424	3,273	4,292
Professional and other	2,968	2,296	5,934	4,599
Total revenue	61,635	44,809	119,183	86,187
Cost of revenue(1)	25,810	18,534	50,493	36,392
Gross profit	35,825	26,275	68,690	49,795
Operating expense:
Product development(1)	10,537	8,989	20,853	17,304
Sales and marketing(1)	14,510	8,825	27,304	16,365
General and administrative(1)	9,574	6,739	19,350	13,261
Total operating expense	34,621	24,553	67,507	46,930
Operating income	1,204	1,722	1,183	2,865
Interest expense and other, net	(732)	(1,463)	(1,898)	(2,927)
Net income (loss) before income taxes	472	259	(715)	(62)
Income tax expense (benefit)	190	95	(349)	(23)
Net income (loss)	$ 282	$ 164	$ (366)	$ (39)

Net income (loss) attributable to common stockholders
Basic	$ 282	$ (807)	$ (366)	$ (2,363)
Diluted	$ 282	$ (807)	$ (366)	$ (2,363)
Net income (loss) per share attributable to common stockholders
Basic	$ 0.00	$ (0.03)	$ (0.01)	$ (0.09)
Diluted	$ 0.00	$ (0.03)	$ (0.01)	$ (0.09)
Weighted average shares used in computing net income (loss) per share attributable to common stockholders
Basic	68,673	26,042	67,741	25,901
Diluted	72,012	26,042	67,741	25,901

(1) Includes stock-based compensation expense as follows:	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
Cost of revenue	$ 312	$ 144	$ 610	$ 267
Product development	1,105	530	2,085	1,037
Sales and marketing	2,627	176	5,360	340
General and administrative	925	442	1,767	742
	$ 4,969	$ 1,292	$ 9,822	$ 2,386

Condensed Consolidated Balance Sheets
At June 30, 2011 and December 31, 2010
(unaudited, in thousands except share data)

	June 30, 2011	December 31, 2010
Assets
Current assets:
Cash and cash equivalents	$ 111,985	$ 118,010
Restricted cash	15,909	15,346
Accounts receivable, less allowance for doubtful accounts of $1,044 and $1,370 at June 30, 2011 and December 31, 2010, respectively	33,612	29,577
Deferred tax asset, net of valuation allowance	1,539	1,529
Other current assets	8,207	6,060
Total current assets	171,252	170,522
Property, equipment and software, net	23,607	24,515
Goodwill	87,163	73,885
Identified intangible assets, net	58,402	54,361
Deferred tax asset, net of valuation allowance	18,079	17,322
Other assets	2,673	2,187
Total assets	$ 361,176	$ 342,792
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$ 7,381	$ 4,787
Accrued expenses and other current liabilities	22,699	15,436
Current portion of deferred revenue	51,541	47,717
Current portion of long-term debt	10,781	10,781
Customer deposits held in restricted accounts	15,833	15,253
Total current liabilities	108,235	93,974
Deferred revenue	8,778	7,947
Long-term debt, less current portion	49,867	55,258
Other long-term liabilities	5,258	13,029
Total liabilities	172,138	170,208
Stockholders' equity:
Preferred stock, $0.001 par value, 10,000,000 shares authorized and zero shares outstanding at June 30, 2011 and December 31, 2010, respectively	--	--
Common stock, $0.001 par value per share: 125,000,000 shares authorized, 71,099,555 and 68,703,366 shares issued and 70,854,620 and 68,490,277 shares outstanding at June 30, 2011 and December 31, 2010, respectively	71	69
Additional paid-in capital	280,530	263,219
Treasury stock, at cost: 244,935 and 213,089 shares at June 30, 2011 and December 31, 2010, respectively	(1,431)	(958)
Accumulated deficit	(90,096)	(89,730)
Accumulated other comprehensive loss	(36)	(16)
Total stockholders' equity	189,038	172,584
Total liabilities and stockholders' equity	$ 361,176	$ 342,792

Condensed Consolidated Statements of Cash Flows
For the Three and Six Months Ended June 30, 2011 and 2010
(unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
Cash flows from operating activities:
Net income (loss)	$ 282	$ 164	$ (366)	$ (39)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	7,243	4,874	14,016	9,544
Deferred tax expense (benefit)	11	16	(767)	(86)
Stock-based compensation	4,969	1,292	9,822	2,386
(Gain) loss on sale of assets	(2)	3	395	3
Acquisition-related contingent consideration	43	--	105	--
Changes in assets and liabilities, net of assets acquired and liabilities assumed in business combinations:	(2,586)	(5,350)	(3,984)	(3,611)

Net cash provided by operating activities	9,960	999	19,221	8,197
Cash flows from investing activities:
Purchases of property, equipment and software	(3,688)	(1,801)	(5,642)	(4,718)
Acquisition of businesses, net of cash acquired	(19,847)	(244)	(20,031)	(13,292)
Net cash used by investing activities	(23,535)	(2,045)	(25,673)	(18,010)
Cash flows from financing activities:
Stock issuance costs from public offerings	$ --	$ --	$ (775)	$ --
Proceeds from (payments on) debt, net	(2,781)	3,123	(5,742)	10,318
Issuance of common stock	4,393	57	7,437	217
Purchase of treasury stock	(287)	--	(473)	(4)
Net cash provided by financing activities	1,325	3,180	447	10,531
Net (decrease) increase in cash and cash equivalents	(12,250)	2,134	(6,005)	718
Effect of exchange rate on cash	(8)	(40)	(20)	(13)
Cash and cash equivalents:
Beginning of period	124,243	3,038	118,010	4,427
End of period	$ 111,985	$ 5,132	$ 111,985	$ 5,132

Reconciliation of GAAP to Non-GAAP Measures
For the Three and Six Months Ended June 30, 2011 and 2010
(unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010

Total revenue:	$ 61,635	$ 44,809	$ 119,183	$ 86,187
Acquisition-related deferred revenue adjustment	244	--	244	--
Non-GAAP total revenue	$ 61,879	$ 44,809	$ 119,427	$ 86,187

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
Adjusted Gross Profit:
Gross profit	$ 35,825	$ 26,275	$ 68,690	$ 49,795
Acquisition-related deferred revenue adjustment	244	--	244	--
Depreciation	1,519	1,347	3,009	2,619
Amortization of intangible assets	2,231	1,520	4,407	2,985
Stock-based compensation expense	312	144	610	267
Adjusted gross profit	$ 40,131	$ 29,286	$ 76,960	$ 55,666

Adjusted gross profit	64.9%	65.4%	64.4%	64.6%

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
Adjusted EBITDA:
Net income (loss)	$ 282	$ 164	$ (366)	$ (39)
Acquisition-related deferred revenue adjustment	244	--	244	--
Depreciation, asset impairment and loss on sale of asset	2,750	2,595	5,874	5,051
Amortization of intangible assets	4,491	2,282	8,537	4,496
Interest expense, net	732	1,472	1,515	2,936
Income tax expense (benefit)	190	95	(349)	(23)
Litigation-related expense	36	--	356	--
Stock-based compensation expense	4,969	1,292	9,822	2,386
Acquisition-related expense	44	68	230	392
Adjusted EBITDA	$ 13,738	$ 7,968	$ 25,863	$ 15,199

Adjusted EBITDA Margin	22.2%	17.8%	21.7%	17.6%

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
Non-GAAP Total Product Development:
Product Development	$ 10,537	$ 8,989	$ 20,853	$ 17,304
Less: Stock-based compensation expense	1,105	530	2,085	1,037
Non-GAAP Total Product Development:	$ 9,432	$ 8,459	$ 18,768	$ 16,267

Non-GAAP Total Product Development as % of Revenue:	15.2%	18.9%	15.7%	18.9%

Reconciliation of GAAP to Non-GAAP Measures
For the Three and Six Months Ended June 30, 2011 and 2010
(unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
Non-GAAP Total Sales and Marketing:
Sales and Marketing	$ 14,510	$ 8,825	$ 27,304	$ 16,365
Less: Amortization of intangible assets	2,260	762	4,130	1,511
Stock-based compensation expense	2,627	176	5,360	340
Non-GAAP Total Sales and Marketing:	$ 9,623	$ 7,887	$ 17,814	$ 14,514

Non-GAAP Total Sales and Marketing as % of Revenue:	15.6%	17.6%	14.9%	16.8%

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
Non-GAAP Total General and Administrative:
General and Administrative	$ 9,574	$ 6,739	$ 19,350	$ 13,261
Less: Acquisition-related expense	44	68	230	392
Stock-based compensation expense	925	442	1,767	742
Litigation related expense	36	--	356	--
Non-GAAP Total General and Administrative:	$ 8,569	$ 6,229	$ 16,997	$ 12,127

Non-GAAP Total General and Administrative as % of Revenue:	13.8%	13.9%	14.2%	14.1%

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
Non-GAAP Total Operating Expenses:
Operating Expenses	$ 34,621	$ 24,553	$ 67,507	$ 46,930
Less: Amortization of intangible assets	2,260	762	4,130	1,511
Acquisition-related expense	44	68	230	392
Stock-based compensation expense	4,657	1,148	9,212	2,119
Litigation related expense	36	--	356	--
Non-GAAP Total Operating Expenses:	$ 27,624	$ 22,575	$ 53,579	$ 42,908

Non-GAAP Total Operating Expenses as % of Revenue:	44.6%	50.4%	44.9%	49.8%

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
Non-GAAP Operating Income:
Operating income	$ 1,204	$ 1,722	$ 1,183	$ 2,865
Acquisition-related deferred revenue adjustment	244	--	244	--
Amortization of intangible assets	4,491	2,282	8,537	4,496
Stock-based compensation expense	4,969	1,292	9,822	2,386
Acquisition-related expense	44	68	230	392
Litigation related expense	36	--	356	--
Non-GAAP operating income	$ 10,988	$ 5,364	$ 20,372	$ 10,139

Non-GAAP operating margin	17.8%	12.0%	17.1%	11.8%

Reconciliation of GAAP to Non-GAAP Measures
For the Three and Six Months Ended June 30, 2011 and 2010
(unaudited, in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
Non-GAAP Net Income:
Net income (loss)	$ 282	$ 164	$ (366)	$ (39)
Acquisition-related deferred revenue adjustment	244	--	244	--
Amortization of intangible assets	4,491	2,282	8,537	4,496
Stock-based compensation expense	4,969	1,292	9,822	2,386
Acquisition-related expense	44	68	230	392
Litigation related expense	36	--	356	--
Loss on sale of assets	--	--	395	--
Subtotal of tax deductible items	9,784	3,642	19,584	7,274

Tax impact of tax deductible items(1)	(3,914)	(1,457)	(7,834)	(2,910)
Tax expense resulting from applying effective tax rate(2)	1	(9)	(63)	2
Non-GAAP net income	$ 6,153	$ 2,340	$ 11,321	$ 4,327

Non-GAAP net income per share - diluted	$ 0.09	$ 0.04	$ 0.16	$ 0.08

Weighted average shares - diluted	72,012	26,042	67,741	25,901
Conversion of redeemable convertible preferred stock(3)	--	29,044	--	29,044
Weighted average effect of dilutive securities	--	1,486	3,542	898
Non-GAAP weighted average shares - diluted	72,012	56,572	71,283	55,843

(1) Reflects the removal of the tax benefit associated with the amortization of intangible assets, stock-based compensation expense, acquisition-related deferred revenue adjustment and acquisition-related expense.
(2) Represents adjusting to a normalized effective tax rate of 40%.
(3) Represents common shares from the conversion of redeemable convertible preferred shares as if the shares were converted as of the beginning of the indicated period.

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
Annualized on demand revenue per average on demand unit:
On demand revenue	$ 57,039	$ 40,089	$ 109,976	$ 77,296
Acquisition-related deferred revenue adjustment	244	--	244	--
Non-GAAP on demand revenue	$ 57,283	$ 40,089	$ 110,220	$ 77,296

Ending on demand units	6,381	5,206	6,381	5,206
Average on demand units	6,270	5,059	6,191	4,895

Annualized on demand revenue per average on demand unit	$ 36.54	$ 31.70	$ 35.61	$ 31.58

Annual value of on demand revenue(1)	$ 233,162	$ 165,030

(1) This metric represents management's estimate for the current annual run-rate value of on demand customer relationships. This metric is calculated by multiplying ending on demand units times annualized on demand revenue per average on demand unit for the periods presented.
CONTACT: Investor Relations
         Rhett Butler
         972-820-3773
         rhett.butler@realpage.com

         Media
         Randy Hargrove
         972-820-3076
         randy.hargrove@realpage.com